SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 20, 2003


                      ATEL Capital Equipment Fund VII, L.P.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                                  -------------
                 (State or Other Jurisdiction of Incorporation)


           000-24175                                   94-3248318
         -------------                              ----------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


            600 California Street, 6th Floor, San Francisco, CA 94108
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (415) 989-8800
                               -------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                     ------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

Incorporated herein by reference is the information set forth in Exhibit 20.1 to this report, the Registrant's letter dated as of October 24, 2003 to its holders of units of limited partnership interest.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

    Exhibit 20.1               Letter to Unit holders dated October 24, 2003




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of October, 2003.



                                ATEL Capital Equipment Fund VII, L.P.

                                By ATEL Financial Services, LLC, General Partner

                                       By: /s/ DEAN L. CASH
                                       ------------------------------
                                       Dean L. Cash, Chief Executive Officer

























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                                  EXHIBIT INDEX

EXHIBIT                                                                PAGE NO.
------------                                                         -----------

Exhibit 20.1       Letter to Unit holders dated October 24, 2003